UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 20, 2021 (April 19, 2021)

CARRIER GLOBAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-39220	83-4051582
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13995 Pasteur Boulevard
Palm Beach Gardens,	Florida	33418
(Address of principal executive offices, including zip code)
(561) 365-2000
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	CARR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders.

Carrier Global Corporation (the “Company”) held its 2021 Annual Meeting of Shareowners on April 19, 2021. As of February 22, 2021, the record date for the meeting, 869,283,513 shares of the Company’s common stock were issued and outstanding. A quorum of 767,817,561 shares of common stock was present or represented at the meeting.

Set forth below are the final voting results for each of the matters submitted to a vote of the shareowners.

1)    Election of Directors. The following individuals were elected to serve as directors for a term expiring at the 2022 Annual Meeting of Shareowners or upon the election and qualification of their successors. The voting results for each of the nominees are as follows:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
John V. Faraci	674,941,781	13,053,272	1,197,546	78,624,962
Jean-Pierre Garnier	589,725,013	98,263,344	1,204,242	78,624,962
David Gitlin	654,564,608	30,861,489	3,766,502	78,624,962
John J. Greisch	661,509,499	26,487,995	1,195,105	78,624,962
Charles M. Holley, Jr.	681,438,292	6,558,155	1,196,152	78,624,962
Michael M. McNamara	654,723,552	33,253,645	1,215,402	78,624,962
Michael A. Todman	674,889,171	13,101,829	1,201,599	78,624,962
Virginia M. Wilson	667,530,036	21,139,331	523,232	78,624,962

2)    A proposal that shareowners approve, on an advisory basis, the compensation of the Company’s named executive officers. The proposal was approved, and the voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
648,702,680	39,089,150	1,400,769	78,624,962

3)    A proposal to appoint PricewaterhouseCoopers LLP, a firm of independent registered public accountants, to serve as the Company’s independent auditor for 2021 until the next Annual Meeting of Shareowners in 2022. The proposal was approved, and the voting results are as follows:

Votes For	Votes Against	Abstentions
764,837,169	1,227,218	1,753,174

4)    A proposal that shareowners approve, on an advisory basis, the frequency of shareowner votes on the Company’s named executive officer compensation. The proposal for an annual shareowner advisory vote was approved and the results of the voting were as follows:

Votes For 1 Year	Votes for 2 Years	Votes for 3 Years	Abstentions	Broker Non-Votes
671,509,288	737,795	15,607,199	1,338,317	78,624,962

After considering the preference of shareowners for a frequency of once each year and other factors, the Company's Board of Directors determined, at a meeting held on April 19, 2021, that the Company will hold an advisory vote on the compensation of its named executive officers on an annual basis, until the next required advisory vote on the frequency of such advisory vote.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRIER GLOBAL CORPORATION
(Registrant)

Date: April 20, 2021	By:	/s/Mark G. Thompson
Mark G. Thompson
Vice President, Secretary & Deputy Legal Officer